UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/28/2006

Unitrin, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-18298

DE	95-4255452
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)

312-661-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 28, 2006, the Board of Directors of Unitrin, Inc. (the "Company") endorsed a succession plan for its chief executive officer that is to be formally approved at its next scheduled board meeting on August 2, 2006. Under the plan, which will take effect on August 2, the Company's President and Chief Operating Officer, Donald G. Southwell, will become the Company's Chief Executive Officer and will retain his title as President. The Company's current Chief Executive Officer and Chairman, Richard C. Vie, will continue as executive Chairman.

Additional information is included in the press release issued by the Company on June 28, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated June 28, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unitrin, Inc.

Date: June 28, 2006	By:	/s/ Scott Renwick
Scott Renwick
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated June 28, 2006